EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Peerless Mfg. Co. Completes Acquisition of Composite Louver Technology

Dallas, Texas — May 6, 2005 — Peerless Mfg. Co. (Nasdaq: PMFG), is pleased to announce completion of the acquisition of certain composite louver technology and assets from Ebert Composites Corp. of Chula Vista, California. In addition, Peerless has obtained a license for specific know-how pertaining to composite materials from Ebert.

This composite louver technology extends Peerless’ Separation Filtration Systems business unit capabilities to accommodate existing and future marine vessel specifications that may require composite materials to reduce weight, reduce maintenance and reduce a vessel’s radar profile.

This acquisition will be utilized by Peerless in the completion of a current multi-million dollar contract in Peerless’ backlog for composite louver assemblies to be installed on four of the LPD-17 class of U.S. Navy vessels. The Company believes this acquisition will be of assistance as we bid future LPD-17 class ships.

“Peerless is proud of its separation technology and this acquisition significantly extends our product capability and market reach,” stated Mr. Sherrill Stone, Chairman and Chief Executive Officer. “For many years, Peerless has provided louvers and other separation filtration equipment to marine vessels in order to separate salt water mist and contaminants from air intakes.”

This new product will be produced at the Company’s facilities located in Dallas and Denton, Texas.

About Peerless Mfg. Co.

Peerless Mfg. Co. is engaged in the business of designing, engineering, manufacturing and selling highly specialized products used for the abatement of air pollution and products for the separation and filtration of contaminants from gases and liquids. The Company, headquartered in Dallas, Texas, markets its products worldwide.

About Ebert Composites Corp.

Ebert Composites Corp., based in Chula Vista, California is a composites research and development company that develops innovative solutions to structural problems using composite materials. The company has received numerous research contracts from industry and government, which have resulted in extensive patents and proprietary information relating to composite structures. For more information about Ebert Composites, please go to www.ebertcomposites.com

Safe Harbor Under The Private Securities Litigation Reform Act of 1995

Certain statements contained in this press release that are not historical facts are forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievement expressed or implied by such forward-looking statements. The words “anticipate,” “preliminary,” “expect,” “believe,” “intend” and similar expressions identify forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company include, but are not limited to: the growth rate of the Company’s revenue and market share, the consummation of new, and the non-termination of, existing contracts; the Company’s ability to effectively manage its business functions while growing its business in a rapidly changing environment, the Company’s ability to adapt and expand its services in such an environment; the quality of the Company’s plans and strategies; and the Company’s ability to execute such plans and strategies. Other important information regarding factors that may affect the Company’s future performance is included in the public reports that the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to revise any forward-looking statements or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

For Further Information Contact:

Mr. Sherrill Stone, Chairman and Chief Executive Officer
Mr. Richard L. Travis, Vice President and Chief Financial Officer
Peerless Mfg. Co.
2819 Walnut Hill Lane
Dallas, Texas 75229
Phone: (214) 353-5590
Fax: (214) 351-4172
www.peerlessmfg.com